[LOGO] PIONEER
                                                                  INVESTMENTS(R)

Pioneer
Europe Select
Fund

SEMIANNUAL REPORT 2/28/01

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                              1

Portfolio Summary                                                      2

Performance Update                                                     3

Portfolio Management Discussion                                        6

Schedule of Investments                                               10

Financial Statements                                                  15

Notes to Financial Statements                                         21

Trustees, Officers and Service Providers                              26

The Pioneer Family of Mutual Funds                                    27

Retirement Plans From Pioneer                                         28
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 2/28/01
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

We are pleased to present the first report for Pioneer Europe Select Fund, which covers the initial two months of investment operations ending February 28, 2001.

We launched this Fund to give investors a distinctive opportunity to participate in the long-term growth potential of modern European corporations. The Fund offers a portfolio of select, blue-chip companies that have established leadership positions in one of the world's most exciting regions. Throughout Europe, investment opportunities are expanding as corporations restructure themselves to compete more efficiently and aggressively in world markets. Already home to global enterprises with leadership positions in significant, growing industries, Europe is encouraging investment by unifying markets and placing greater emphasis on shareowner value.

We believe the Continent's fundamental economic advantages and dynamic corporate energy create significant opportunities for investors. Pioneer Europe Select Fund can be an important part of the portfolios of long-term investors who wish to participate in those opportunities. Pioneer is extremely well positioned to identify these opportunities, with its emphasis on independent, fundamental research by more than 150 investment professionals operating from dual investment hubs on both sides of the Atlantic.

I encourage you to read the pages that follow, including the Portfolio Management Discussion, where Fund performance is reviewed. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Europe Select Fund

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PORTFOLIO SUMMARY 2/28/01
--------------------------------------------------------------------------------

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[Tabular description of Pie Chart]

Financial                                                                    22%
Communication Services                                                       16%
Consumer Cyclicals                                                           15%
Energy                                                                       10%
Capital Goods                                                                 9%
Technology                                                                    8%
Health Care                                                                   8%
Consumer Staples                                                              7%
Basic Materials                                                               4%
Utilities                                                                     1%

Geographical Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Tabular description of Bar Chart]

Italy                                                                        20%
United Kingdom                                                               17%
France                                                                       16%
Switzerland                                                                  15%
Netherlands                                                                  10%
Germany                                                                       7%
Spain                                                                         6%
Finland                                                                       3%
Ireland                                                                       3%
European Union                                                                2%
Israel                                                                        1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. ENI SpA                                                                5.19%
2. Vodafone Group Plc                                                     4.94
3. Credit Suisse Group                                                    3.64
4. BNP Paribas SA                                                         3.27
5. Nokia Oyj                                                              3.22
6. Bulgari SpA                                                            2.80
7. Royal Dutch Petroleum Co.                                              2.60
8. Elsevier NV                                                            2.51
9. Banca Intesa SpA                                                       2.46
10. Aventis SA                                                            2.45

Fund holdings will vary for other periods.


2
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/01                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                          2/28/01       12/29/00
                                   $8.98         $10.00

Distributions per Share            Income        Short-Term        Long-Term
(12/29/00 - 2/28/01)               Dividends     Capital Gains     Capital Gains
                                     --             --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Cumulative Total Returns
(As of February 28, 2001)

                   Net Asset     Public Offering
Period               Value           Price*
Life of Fund
(12/29/00)         (10.20)%         (15.36)%

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Tabular description of Line Chart]

Growth of $10,000

              Pioneer Europe                 MSCI
               Select Fund*              Europe Index

1/2/01             9424                     10000
1/01               9171                     10014
2/28/01            8464                      9136

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCIEAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Europe Select Fund

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PERFORMANCE UPDATE 2/28/01                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     2/28/01       12/29/00
                              $8.98         $10.00

Distributions per Share       Income        Short-Term        Long-Term
(12/29/00 - 2/28/01)          Dividends     Capital Gains     Capital Gains
                                --              --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Cumulative Total Returns
(As of February 28, 2001)

                       If          If
Period                Held      Redeemed*
Life-of-Fund
(12/29/00)          (10.20)%    (13.79)%

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Tabular description of Line Chart]

Growth of $10,000

                     Pioneer Europe                 MSCI
                      Select Fund*              Europe Index

1/2/01                   10000                     10000
1/01                      9740                     10014
2/28/01                   8621                      9136

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCIEAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 2/28/01                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     2/28/01       12/29/00
                              $8.99         $10.00

Distributions per Share       Income        Short-Term        Long-Term
(12/29/00 - 2/28/01)          Dividends     Capital Gains     Capital Gains
                                --             --                --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Select Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

Cumulative Total Returns
(As of February 28, 2001)

                              If          If
Period                       Held      Redeemed*
Life-of-Fund
(12/29/00)                 (10.10)%    (11.00)%

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[Tabular description of Line Chart]

Growth of $10,000

                   Pioneer Europe                       MSCI
                    Select Fund*                    Europe Index

1/2/01                 10000                           10000
1/01                    9750                           10014
2/28/01                 8900                            9136

The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 15 European country indexes included in the MSCIEAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PORTFORLIO MANAGEMENT DISCUSSION 2/28/01
--------------------------------------------------------------------------------

Europe offered a very difficult environment for equity investing during the first two months of 2001. Slowing economic growth combined with reports of disappointing earnings by many corporations resulted in negative performance in most markets and sectors, with the weakest performance realized in the technology, media and telecommunications industries -the "TMT" industries. The following is an interview with Theresa Hamacher, Chief Investment Officer of Pioneer Investments. Ms. Hamacher discusses the events and factors that influenced your Fund's performance since its inception on December 29, 2000 through February 28, 2001.

Q:    How did the Fund perform during January and February 2001?

A: The Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Index during the two months. The Fund's Class A and Class B shares both had total returns of -10.20% at net asset value, while Class C shares returned -10.10%. During the same two months, the MSCI Europe Index generated a return of -8.64%. The Fund's holdings in telecommunications and insurance industries were the largest detractors from performance, while energy and cyclical holdings were the best relative contributors.

Q: This is Pioneer Europe Select Fund's first report to shareowners. How would you describe the Fund?

A: Pioneer Europe Select Fund is designed for the long-term investor who wants to take advantage of opportunities in Europe. The Fund normally will have a portfolio of select stocks in approximately 50 industry-leading European companies. Our emphasis is on individual stock selection, rather than allocations to sectors or countries. We invest in shares of companies that our international investment team believes represent the best opportunities, based on our independent, fundamental research.

      We decided to offer this Fund because of our enthusiasm for the investment potential in Europe. As corporations evolve to give greater recognition to the importance of providing shareowner value, many are reorganizing themselves to compete more effectively both in a unified European marketplace and in the global economy.


6
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Pioneer Europe Select Fund

      In managing this Fund, Pioneer draws upon both its traditional emphasis on fundamental research and the resources of a team of more than 150 investment professionals operating from dual hubs in Boston and Dublin.

      Our on-the-ground presence in Europe helps us identify stocks with the most promising long-term potential. The independent research of our Dublin-based investment team allows us to analyze European companies closely before developing buy-and-sell recommendations. We use a coordinated, team approach to portfolio management in evaluating these recommendations to ensure investment decisions benefit from the full strengths of the Pioneer organization.

Q: What were the most significant factors affecting performance in the Fund's first two months?

A: Despite our confidence in long-term opportunities in Europe, the general investing environment was volatile in the two-month period. Economic growth appeared to be slowing. As in the United States, many companies in Europe warned investors that their earnings would be less than anticipated. These factors led to severe declines in some stock valuations. Vodafone Group, the wireless telecommunications company and a major Fund holding, fell by 25.2% in U.S. dollars in the two months. Nokia, the Finnish telecommunications equipment company and another significant holding, fell by 49.3% in U.S. dollars during the same period. We believe corrections of these magnitudes were excessive, given the long-term potential of the companies, but they nevertheless had significant impacts on the Fund's performance during the two months.

      Our investments in defensive industries such as energy and pharmaceuticals were positive contributors to Fund performance.

Q:    What were your principal strategies?

A: We tended to focus on stocks of companies that were relatively protected from the effects of an economic slowdown. We looked for companies that were leaders in their industries or sectors, that had reasonable growth prospects and that had stocks that were selling


                                                                               7
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
PORTFORLIO MANAGEMENT DISCUSSION 2/28/01 (continued)
--------------------------------------------------------------------------------


      at reasonable valuations. This led us to make major commitments to energy and pharmaceutical companies.

      Our largest position, for example, was in ENI, the Italian oil and gas company. A major energy company with strong distribution, ENI's stock was selling at a 35-to-40% discount to the stock prices of the overall market. It was the Fund's largest position, at 5.2% of the portfolio on February 28, 2001.

      Aventis, a pharmaceutical company with extremely good growth prospects, was another company whose stock was selling at an attractive valuation. The Fund's position in Aventis totaled 2.5% of the portfolio.

      We also had healthy investments in financial services. In addition to our insurance investments, which were disappointing, we had major positions in Credit Suisse Group, where we found the stock selling at a very attractive price following its acquisition of the American investment bank DLJ, and in BNP Paribas, a French retail-oriented bank whose stock valuation was at a discount to the overall market.

      We had a major position in Nestle, Europe's largest company in the food industry, whose stock was selling at a very reasonable valuation.

Q:    What is your outlook for investing in Europe for the remainder of 2001?

A: Near term, we anticipate that we will see more corporate earnings disappointments and continued volatility in European stock markets. However, we think this is an excellent time to be investing in Europe, where we are finding the stocks of many excellent companies selling at very favorable valuations.

      Looking beyond the immediate market conditions, we think there are many reasons to be attracted to European companies, particularly those that have established themselves as leaders in their industries. We believe economic growth in Europe during 2001 is likely to be faster than that of the United States. In addition, we anticipate that the euro, the European-wide currency, has the potential to


8
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Pioneer Europe Select Fund

      strengthen in value relative to the U.S. dollar, which should add to the performance of European investments. We expect to continue to have major holdings in the energy and telecommunications industries, which have excellent long-term prospects.

      The year should provide a favorable environment for stock picking based on fundamental analysis, which is the Pioneer investment team's strength.


                                                                               9
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/01 (unaudited)
--------------------------------------------------------------------------------

Shares                                                               Value

         COMMON STOCKS - 100.0%
         Basic Materials - 4.5%
         Chemicals - 2.0%
  160    Bayer AG *                                              $   7,812
                                                                 ---------

         Chemicals (Diversified) - 2.5%
  118    Aventis SA                                              $   9,516
                                                                 ---------
         Total Basic Materials                                   $  17,328
                                                                 ---------

         Capital Goods - 9.4%
         Aerospace/Defense - 1.9%
  350    European Aeronautic Defence *                           $   7,258
                                                                 ---------

         Electrical Equipment - 2.2%
    4    Kudelski SA *                                           $   3,775
    3    Schindler Holdings AG *                                     4,605
                                                                 ---------
                                                                 $   8,380
                                                                 ---------

         Engineering & Construction - 3.3%
  241    CRH Plc *                                               $   4,554
   81    IHC Caland NV *                                             4,300
   28    Compagnie Francaise d'Etudes et de Construction SA          3,992
                                                                 ---------
                                                                 $  12,846
                                                                 ---------

         Manufacturing (Diversified) - 1.1%
1,440    FKI Plc *                                               $   4,402
                                                                 ---------

         Manufacturing (Specialized) - 0.9%
1,000    Pirelli SpA                                             $   3,659
                                                                 ---------
         Total Capital Goods                                     $  36,545
                                                                 ---------

         Communication Services - 15.7%
         Cellular/Wireless Telecommunications - 5.0%
7,122    Vodafone Group Plc                                      $  19,205
                                                                 ---------

         Telecommunications (Long Distance) - 1.5%
  550    Cable & Wireless Plc                                    $   5,935
                                                                 ---------


10  The accompanying notes are an integral part of these financial statements.
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Pioneer Europe Select Fund

Shares                                                               Value

         Telephone - 9.2%
  897    British Telecom Plc                                     $   7,414
  263    Deutsche Telekom AG *                                       6,339
2,812    Olivetti SpA *                                              6,065
  470    Telefonica SA *                                             8,036
1,206    Telecom Italia Mobile SpA                                   7,981
                                                                 ---------
                                                                 $  35,835
                                                                 ---------
         Total Communication Services                            $  60,975
                                                                 ---------

         Consumer Cyclicals - 15.1%
         Automobiles - 3.0%
  150    Fiat SpA                                                $   3,791
  149    Renault SA                                                  8,020
                                                                 ---------
                                                                 $  11,811
                                                                 ---------

         Building Materials - 2.2%
   86    Lafarge BR *                                            $   8,402
                                                                 ---------

         Consumer (Jewelry, Novelties & Gifts) - 2.8%
1,000    Bulgari SpA *                                           $  10,876
                                                                 ---------

         Lodging-Hotels - 2.3%
  225    Accor SA *                                              $   8,853
                                                                 ---------

         Publishing - 3.8%
  690    Elsevier NV *                                           $   9,743
  122    VNU NV *                                                    5,184
                                                                 ---------
                                                                 $  14,927
                                                                 ---------

         Retail (General Merchandise) - 1.0%
  770    Rinascente (La) SpA, Di Risp *                          $   3,918
                                                                 ---------
         Total Consumer Cyclicals                                $  58,787
                                                                 ---------

         Consumer Staples - 6.5%
         Entertainment - 1.1%
  640    EMI Group Plc *                                         $   4,481
                                                                 ---------

         Foods - 2.3%
    4    Nestle SA                                               $   8,767
                                                                 ---------


   The accompanying notes are an integral part of these financial statements. 11
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Pioneer Europe Select Fund

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SCHEDULE OF INVESTMENTS 2/28/01 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                               Value

         Personal Care - 1.5%
   77    L'Oreal SA *                                            $   5,784
                                                                 ---------

         Services (Employment) - 1.6%
   10    Adecco SA                                               $   6,280
                                                                 ---------
         Total Consumer Staples                                  $  25,312
                                                                 ---------

         Energy - 9.5%
         Oil & Gas (Drilling & Equipment) - 1.7%
  720    Enterprise Oil Plc *                                    $   6,575
                                                                 ---------

         Oil & Gas (Refining & Marketing) - 7.8%
3,100    ENI SpA                                                 $  20,172
  170    Royal Dutch Petroleum Co. *                                10,100
                                                                 ---------
                                                                 $  30,272
                                                                 ---------
         Total Energy                                            $  36,847
                                                                 ---------

         Financials - 21.6%
         Banks (Major Regional) - 11.5%
  568    Banco Bilbao Vizcaya Argentaria, SA *                   $   8,471
  598    Bank of Ireland *                                           5,705
  155    BNP Paribas SA                                             12,686
   76    Credit Suisse Group *                                      14,158
  500    Banca Popolare di Novara *                                  3,668
                                                                 ---------
                                                                 $  44,688
                                                                 ---------

         Banks (Regional) - 3.8%
2,270    Banca Intesa SpA *                                      $   9,541
  350    Standard Chartered Plc *                                    5,134
                                                                 ---------
                                                                 $  14,675
                                                                 ---------

         Financial (Diversified) - 0.8%
  622    Collins Stewart Holdings Plc *                          $   3,188
                                                                 ---------

         Insurance (Life/Health) - 2.3%
  251    Assicurazioni Generali                                  $   8,756
                                                                 ---------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

Shares                                                                 Value


         Insurance (Multi-Line) - 3.2%
  250    Corporacion Mapfre *                                    $   5,751
   14    Zurich Financial Services AG                                6,698
                                                                 ---------
                                                                 $  12,449
                                                                 ---------
         Total Financials                                        $  83,756
                                                                 ---------

         Health Care - 7.9%
         Health Care (Drugs/Major Pharmaceuticals) - 7.9%
   41    Altana AG                                               $   6,065
   85    AstraZeneca Plc *                                           3,858
  120    AstraZeneca Plc                                             5,465
    5    Novartis AG                                                 8,462
  120    Syngenta AG *                                               6,968
                                                                 ---------
         Total Health Care                                       $  30,818
                                                                 ---------

         Technology - 8.4%
         Communications Equipment - 4.7%
  146    Alcatel AG                                              $   5,692
  552    Nokia Oyj                                                  12,516
                                                                 ---------
                                                                 $  18,208
                                                                 ---------

         Electronics (Component Distributors) - 2.2%
  257    Philips Electronics                                     $   8,473
                                                                 ---------

         Electronics (Instrumentation) - 0.8%
   50    Card-Guard Scientific Survival Ltd. *                   $   3,170
                                                                 ---------

         Electronics (Semiconductors) - 0.7%
   80    Infineon Technologies AG                                $   2,654
                                                                 ---------
         Total Technology                                        $  32,505
                                                                 ---------

         Utilities - 1.4%
         Power Producers (Independent) - 1.4%
  110    E.On AG *                                               $   5,626
                                                                 ---------
         Total Utilities                                         $   5,626
                                                                 ---------
         TOTAL COMMON STOCKS - 100.0%
         (Cost $427,204) (a) (b)                                 $ 388,499
                                                                 =========


   The accompanying notes are an integral part of these financial statements. 13
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 2/28/01 (unaudited) (continued)
--------------------------------------------------------------------------------

*     Non-income producing security.

(a) At February 28, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $429,274 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost               $  2,136

      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value                (42,911)
                                                                       --------
      Net unrealized loss                                              $(40,775)
                                                                       ========

(b) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      Italy                                                                 20%
      United Kingdom                                                        17%
      France                                                                16%
      Switzerland                                                           15%
      Netherlands                                                           10%
      Germany                                                               7%
      Spain                                                                 6%
      Finland                                                               3%
      Ireland                                                               3%
      European Union                                                        2%
      Israel                                                                1%
                                                                          ---
                                                                          100%

      Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2001, aggregated $593,744 and $160,837, respectively.


14  The accompanying notes are an integral part of these financial statements.
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Pioneer Europe Select Fund

--------------------------------------------------------------------------------
BALANCE SHEET 2/28/01 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $427,204)                 $ 388,499
   Cash                                                                  42,633
   Foreign currencies, at value                                           1,909
   Receivables -
      Investment securities sold                                         43,187
      Fund shares sold                                                    6,250
      Dividends, interest and foreign taxes withheld                        345
   Due from Pioneer Investment Management, Inc.                          24,751
                                                                      ---------
         Total assets                                                 $ 507,574
                                                                      ---------

LIABILITIES:
   Payables -
      Investment securities purchased                                 $  31,224
      Forward foreign currency settlement hedge contracts - net             215
   Due to affiliates                                                      3,512
   Accrued expenses                                                      19,422
                                                                      ---------
         Total liabilities                                            $  54,373
                                                                      ---------

NET ASSETS:
   Paid-in capital                                                    $ 497,834
   Accumulated net investment loss                                         (250)
   Accumulated net realized loss on investments and
      foreign currency transactions                                      (5,685)
   Net unrealized loss on investments                                   (38,705)
   Net unrealized gain on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies          7
                                                                      ---------
         Total net assets                                             $ 453,201
                                                                      =========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $216,769/24,136 shares)                          $    8.98
                                                                      =========
   Class B (based on $125,196/13,941 shares)                          $    8.98
                                                                      =========
   Class C (based on $111,236/12,367 shares)                          $    8.99
                                                                      =========

MAXIMUM OFFERING PRICE:
   Class A                                                            $    9.53
                                                                      =========


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

For The Period from 12/29/00 (Commencement of Operations) to 2/28/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $41)             $    360
   Interest                                                          446
                                                                --------
      Total investment income                                                    $    806
                                                                                 --------
EXPENSES:
   Management fees                                              $    623
   Transfer agent fees
      Class A                                                        570
      Class B                                                        399
      Class C                                                        114
   Distribution fees
      Class A                                                         70
         Class B                                                     183
         Class C                                                     162
   Administrative fees                                             4,902
   Custodian fees                                                  2,679
   Registration fees                                               7,809
   Professional fees                                               7,224
   Printing                                                          627
   Fees and expenses of nonaffiliated trustees                     1,083
                                                                --------
      Total expenses                                                             $ 26,445
      Less management fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                   (25,389)
                                                                                 --------
      Net expenses                                                               $  1,056
                                                                                 --------
         Net investment loss                                                     $   (250)
                                                                                 --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                               $ (5,703)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies            18         $ (5,685)
                                                                --------         --------

   Net unrealized gain (loss) from:
      Investments                                               $(38,705)
      Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies                 7         $(38,698)
                                                                --------         --------
      Net loss on investments and foreign currency transactions                  $(44,383)
                                                                                 --------
      Net decrease in net assets resulting from operations                       $(44,633)
                                                                                 ========


16  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Period from 12/29/00 (Commencement of Operations) to 2/28/01

                                                                     12/29/00 to
                                                                       2/28/01
FROM OPERATIONS:                                                     (unaudited)
Net investment loss                                                   $    (250)
Net realized loss on investments and foreign currency transactions       (5,685)
Net unrealized loss on investments and foreign
   currency transactions                                                (38,698)
                                                                      ---------
   Net decrease in net assets resulting from operations               $ (44,633)
                                                                      ---------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      $ 197,834
   Net increase in net assets resulting from fund share transactions  $ 197,834
                                                                      ---------
   Net increase in net assets                                         $ 153,201
NET ASSETS:
Beginning of period (initial capitalization - 30,000 shares)            300,000
                                                                      ---------
End of period (including accumulated net investment loss of $250)     $ 453,201
                                                                      =========

                                                        2/28/01        2/28/01
                                                         Shares         Amount
CLASS A*                                              (unaudited)    (unaudited)
Shares sold                                              14,136        $137,271
                                                         ------        --------
     Net increase                                        14,136        $137,271
                                                         ======        ========
CLASS B*
Shares sold                                               3,941        $ 38,335
                                                         ------        --------
     Net increase                                         3,941        $ 38,335
                                                         ======        ========
CLASS C*
Shares sold                                               2,367        $ 22,228
                                                         ------        --------
     Net increase                                         2,367        $ 22,228
                                                         ======        ========


*     Fund shares were first publicly offered on January 2, 2001.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/01
--------------------------------------------------------------------------------

                                                                    12/29/00
                                                                       to
                                                                     2/28/01
CLASS A(a)                                                         (unaudited)
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Decrease from investment operations:
   Net investment loss                                               $ (0.00)(b)
   Net realized and unrealized loss on investments
      and foreign currency transactions                                (1.02)
                                                                     -------
            Net decrease from investment operations                  $ (1.02)
                                                                     -------
Net decrease in net asset value                                      $ (1.02)
                                                                     -------
Net asset value, end of period                                       $  8.98
                                                                     =======
Total return*                                                         (10.20)%
Ratio of net expenses to average net assets                             1.75% **
Ratio of net investment loss to average net assets                     (0.39)%**
Portfolio turnover rate                                                   63%
Net assets, end of period (in thousands)                             $   217
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
      Net expenses                                                     41.89% **
      Net investment loss                                             (40.55)%**

(a)   Class A shares were first publicly offered on January 2, 2001.

(b)   Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/01
--------------------------------------------------------------------------------

                                                                    12/29/00
                                                                       to
                                                                     2/28/01
CLASS B(a)                                                         (unaudited)
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Decrease from investment operations:
   Net investment loss                                               $ (0.01)
   Net realized and unrealized loss on investments
      and foreign currency transactions                                (1.01)
                                                                     -------
            Net decrease from investment operations                  $ (1.02)
                                                                     -------
Net decrease in net asset value                                      $ (1.02)
Net asset value, end of period                                       $  8.98
                                                                     =======
Total return*                                                         (10.20)%
Ratio of net expenses to average net assets                             2.27% **
Ratio of net investment loss to average net assets                     (1.00)%**
Portfolio turnover rate                                                   63%
Net assets, end of period (in thousands)                             $   125
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
      Net expenses                                                     43.01% **
      Net investment loss                                             (41.74)%**

(a)   Class B shares were first publicly offered on January 2, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 2/28/01 (unaudited)
--------------------------------------------------------------------------------

                                                                    12/29/00
                                                                       to
CLASS C(a)                                                           2/28/01
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Increase (decrease) from investment operations:
   Net investment income                                             $  0.00(b)
   Net realized and unrealized loss on investments
      and foreign currency transactions                                (1.01)
                                                                     -------
Net decrease in net asset value                                      $ (1.01)
                                                                     -------
Net asset value, end of period                                       $  8.99
                                                                     =======
Total return*                                                         (10.10)%
Ratio of net expenses to average net assets                             0.94% **
Ratio of net investment income to average net assets                    0.27%**
Portfolio turnover rate                                                   63%
Net assets, end of period (in thousands)                             $   111
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
      Net expenses                                                     41.60% **
      Net investment loss                                             (40.39)%**

(a)   Class C shares were first publicly offered on January 2, 2001.

(b)   Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.


20  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Select Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund was organized on August 25, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek capital growth by investing primarily in European equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Fund shares were first publicly offered on January 2, 2001. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited) (continued)
--------------------------------------------------------------------------------

   quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the fund invests a significant portion of its investments in any one European region. The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Europe Select Fund

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   As of February 28, 2001 the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $64,366 and $64,581, respectively, resulting in a net payable of $215.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 2/28/01 (unaudited) (continued)
--------------------------------------------------------------------------------

   Italiano) earned no underwriting commissions during the period ended February 28, 2001.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment advisor, manages the Fund's portfolio and is a majority owned subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% on the assets over $500 million.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At February 28, 2001, $2,277 was payable to PIM related to management fees, administrative

Pioneer Europe Select Fund

fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,021 in transfer agent fees payable to PIMSS at February 28, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $214 in distribution fees payable to PFD at February 28, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2001, no CDSCs were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements that may result in a reduction in the Fund's total expenses. For the period ended February 28, 2001, the Fund's expenses were not reduced under such arrangements.

Pioneer Europe Select Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

Officers
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

   Growth Funds                          Growth and Income Funds
   United States                         Pioneer Fund
   Pioneer Growth Shares                 Pioneer Value Fund*
   Pioneer Micro-Cap Fund                Pioneer Balanced Fund
   Pioneer Mid-Cap Fund                  Pioneer Equity-Income Fund
   Pioneer Mid-Cap Value Fund
   Pioneer Small Company Fund            Income Funds
   Pioneer Tax-Managed Fund              Taxable
                                         Pioneer America Income Trust
   International/Global                  Pioneer Bond Fund
   Pioneer Emerging Markets Fund         Pioneer High Yield Fund
   Pioneer Europe Fund                   Pioneer Limited Maturity Bond Fund
   Pioneer Europe Select Fund            Pioneer Strategic Income Fund
   Pioneer Indo-Asia Fund
   Pioneer International Growth Fund     Tax-Free
   Pioneer World Equity Fund             Pioneer Tax-Free Income Fund

   Sector Funds                          Money Market Fund
   Pioneer Global Financials Fund        Pioneer Cash Reserves Fund**
   Pioneer Global Health Care Fund
   Pioneer Global Telecoms Fund
   Pioneer Real Estate Shares
   Pioneer Science &Technology Fund

* Name change effective April 2, 2001. Pioneer Value Fund was formerly known as Pioneer II.
** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                1-800-225-4240

Our Internet e-mail address                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.          1045-00-0401
60 State Street                       (C)    Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer Mutual Funds
www.pioneerfunds.com                  [LOGO] Printed on Recycled Paper
                                                                    9670-00-0201